EXHIBIT 99.2

EXECUTION VERSION

SECURITY AGREEMENT

This Security Agreement (this “Security Agreement”) is made this 21st day of November, 2018, by and among REVOLUTION LIGHTING TECHNOLOGIES, INC., a Delaware corporation with its principal place of business located at 177 Broad Street, 12th Floor, Stamford, Connecticut 06901 (“Parent”) and each subsidiary of Parent party to this Security Agreement (together with Parent, each a “Grantor” and, collectively the “Grantors”) in favor of Aston Capital, LLC (“Aston Capital”), a Delaware limited liability company, as collateral agent (in such capacity, together with his successors and permitted assigns in such capacity, the “Agent”) for each of the Lenders (as defined below).

1. Definitions. The term “Lenders” means (i) each of the “Lenders” identified on the signature pages hereto, including Aston Capital and ROBERT V. LAPENTA, SR. (“RVL”), an individual with a business address at 177 Broad Street, 12th Floor, Stamford, Connecticut 06901, and (ii) after the date hereof, each other person or entity that Parent and the Lenders (at the time party to this Security Agreement) agree in writing who becomes a Lender for purposes of this Security Agreement. The term “Instruments” means (a) the Consolidated Promissory Note dated November 21, 2018, made by Parent in favor of RVL and Aston Capital, in the aggregate principal amount of $38,407,968.88, (b) any other promissory note or other instrument from time to time made by one or more Grantors in favor of any Lender, (c) each other promissory note or other instrument made by any Grantor in favor of any Lender and (d) any guarantees of any of the agreements, instruments or other document described in clauses (a), (b) and (c), including without limitation the Guaranty dated November 21, 2018 (as amended, restated, modified or otherwise changed from time to time) by and among each Grantor listed as a “Guarantor” on the signature pages thereto and the lenders party thereto (the guaranties described in clause (d), each an “Instrument Guaranty” and, collectively, the “Instrument Guaranties”). Further, unless otherwise defined in this Security Agreement or in the Instruments, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Security Agreement as such terms are defined in such Article 8 or 9. “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York, provided that, if perfection or the effect of perfection or non-perfection or the priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

2. Grant of Security Interest. For valuable consideration, the adequacy and receipt of which is hereby acknowledged, each Grantor (a) pledges, assigns, transfers and delivers to Agent, and grants to Agent, on behalf of Lenders, a continuing and unconditional first priority security interest in, the Collateral (as defined below) to secure payment of (i) all indebtedness and obligations from time to time owing by such Grantor to Agent and Lenders under the Instruments and this Security Agreement, (ii) all amounts from time to time owing by any such Grantor in respect of any Instrument Guaranty (iii) and performance of all other obligations under the Instruments and this Security Agreement (clauses (i), (ii) and (iii), collectively, the “Indebtedness”) and (b) agrees that Agent and Lenders shall have the rights stated in this Security Agreement with respect to the Collateral, in addition to all other rights which Agent or any Lender may have by law. Indebtedness shall include all amounts that may be indirectly secured by cross-collateralization in accordance with Section 4 of this Security Agreement.

3. Collateral. The term “Collateral” means all of each Grantor’s present and future right, title and interest in and to any and all property of such Grantor, of any kind or description, real or personal, tangible or intangible, wherever now or hereafter located or whether now existing or hereafter arising or acquired, including, without limitation, all of the following described property:

a. All trade fixtures and personal property of every kind and nature, including without limitation all accounts (including but not limited to all receivables), goods (including inventory and equipment), documents (including, if applicable, electronic documents), instruments, promissory notes, all chattel paper (whether tangible or electronic), letter-of-credit rights, letters of credit, securities and all other investment property, general intangibles (including but not limited to all intellectual property, including patents, trademarks, copyrights and software, and all payment intangibles), money, deposit accounts, motor vehicles, commercial tort claims, including, without limitation, those described on Schedule A hereto (as it may be updated from time to time), other rights to payment and performance, contract rights or rights to the payment of money and other obligations of any kind.

b. In addition, the word “Collateral” also includes all of each Grantor’s present and future right, title and interest in and to all of the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

(1) All accessions, attachments, accessories, fittings, increases, tools, parts, repairs, supplies, replacements of, additions to and commingled goods related to any of the property described in this Section 3, whether added now or later;

(2) All additions, replacements of and substitutions for all or any part of the property described in this Section 3, whether added now or later;

(3) All products and produce of any of the property described in this Section 3;

(4) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, consignment or other disposition of any of the property described in this Section 3;

(5) All goodwill relating to the property described in this Section 3;

(6) All proceeds (including insurance proceeds) from the sale, destruction, loss or other disposition of any of the property described in this Section 3, and sums due from a third party who has damaged or destroyed the Collateral or from that party’s insurer, whether due to judgment, settlement or other process;

(7) All records and data and embedded software relating to any of the property described in this Section 3, in any medium whatever, together with all of such Grantor’s right, title, and interest in and to all equipment, inventory and computer software required to utilize, create, maintain, and process any such records or data on electronic media;

(8) All supporting obligations relating to the property described in this Section 3, whether now existing or hereafter arising, whether now owned or hereafter acquired or whether now or hereafter subject to any rights in the property described in this Section 3; and

(9) All products and proceeds (including but not limited to all insurance payments) of or relating to the property described in this Section 3.

Notwithstanding anything herein to the contrary, the term “Collateral” shall only include, and each Grantor is only pledging and granting a security interest hereunder in any of such Grantor’s right, title or interest in any collateral secured under the BOA Loan Agreement or the Related Agreements (as such terms are defined below).

4. Continuing Security Agreement. Even though all or any part of the Indebtedness is paid in full or is not otherwise outstanding as of the date hereof and even though for a period of time any Grantor may not be indebted to Agent or any Lender, this Security Agreement is continuing in nature and will continue in effect until terminated in accordance with the terms herein.

5. Grantor’s Representations and Warranties. Each Grantor represents and warrants to Agent and Lenders as follows.

a. Name; Organization of Grantor. (i) Each Grantor’s exact legal name is that indicated on the signature page hereof; (ii) each Grantor is an organization of the type, and is organized in the jurisdiction, set forth in this Security Agreement; and (iii) each Grantor’s place of business (or, if more than one, its chief executive office) and its mailing address have been correctly provided to Agent.

b. Nature of the Collateral. The Collateral consisting of securities have been duly authorized and validly issued, and are fully paid and non-assessable and subject to no options to purchase or similar rights.

c. Property. Each Grantor owns and has good title to all Collateral free and clear of all security interests other than (i) in favor of Bank of America, N.A. (“BOA”), pursuant to (A) that certain Loan and Security Agreement by and between certain Grantors, BOA and others dated as of August 20, 2014, as the same has been and may in the future be amended, restated, supplemented or otherwise modified (the “BOA Loan Agreement,”), (B) the instruments and agreements executed and delivered by such Grantor in favor of BOA from time to time in connection with the BOA Loan Agreement (the “Related Agreements”), and (C) security interests permitted by the BOA Loan Agreement. All Collateral is titled in a Grantor’s legal name.

d. Lien Priority. Except as permitted or required under the BOA Loan Agreement or the Related Agreements, no Grantor has entered into or granted, and will not enter into or grant, any security agreements in respect of any Collateral or permitted or permit the filing or attachment of any security interests on or affecting any Collateral that would be prior or that may in any way be superior to Agent’s security interests and rights in and to such Collateral.

e. Perfection and Authority. The pledge of the Collateral pursuant to this Security Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment and performance when due of the Indebtedness and obligations under the Instruments. Each Grantor has full power, authority and legal right to pledge the Collateral pursuant to this Security Agreement.

f. Control. Each Grantor has taken all action required on its part for control (as defined in sections 8-106, 9-104, 9-105, 9-106 and 9-107 of the UCC, as applicable) to have been obtained by Agent, on behalf of itself and Lenders, over all Collateral with respect to which such control may be obtained pursuant to the UCC. No person other than Agent or BOA has control or possession of all or any part of the Collateral.

g. Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine and fully complies with all laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Agent, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or previously shipped or delivered pursuant to a contract of sale, or for services previously performed by any Grantor with or for the account debtor.

h. Hazardous Substances. The Collateral never has been, and never will be so long as this Security Agreement remains a lien on the Collateral, used in violation of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C Section 9601, et seq., the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499, the Hazardous Materials Transportation Act, 29 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq. or other applicable state or Federal Laws adopted pursuant thereto (collectively, “Environmental Laws”) or for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any Hazardous Substance (as defined below). The representations and warranties contained herein are based on the Grantors’ due diligence in investigating the Collateral for Hazardous Substances. “Hazardous Substances” mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled, including, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The term “Hazardous Substances” is used in its very broadest sense and includes, without limitation, any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws.

i. Mutual Benefit. Each Grantor has (or will) receive a benefit from the proceeds of the Instruments and has determined it is in its best interest to execute, deliver and perform this Security Agreement. Each of the Grantors (other than the Parent) agree and acknowledge that it is dependent on Parent and each other Grantor in the conduct of its respective business and operations as an integrated enterprise, with credit needed from time to time by such Grantor often being provided through financing obtained by Parent and by the other Grantors, and the ability to obtain such financing is dependent on the successful operations of all of the Grantors taken as a whole.

6. Grantors’ Covenants. Each Grantor covenants and agrees with Agent and Lenders that, so long as this Security Agreement remains in effect, and subject to the BOA Loan Agreement and the Related Agreements:

a. Perfection of Security Interest. Each Grantor agrees to take whatever actions are requested by Agent to perfect and continue Agent’s security interest in the Collateral. Upon request of Agent, each Grantor will deliver to Agent any and all of the documents evidencing or constituting the Collateral and such Grantor will note Agent’s interest upon any and all chattel paper and instruments if not delivered to Agent for possession by Agent. Each Grantor shall defend Agent’s rights in the Collateral against the claims and demands of all other persons.

b. Location of the Collateral. Except in the ordinary course of such Grantor’s business, each Grantor agrees to keep the Collateral (or to the extent the Collateral consists of intangible property, such as accounts or general intangibles, the records concerning the Collateral) at such Grantor’s address shown above or at such other existing and future locations as are disclosed to Agent; provided, however, that any future location must be reasonably acceptable to Agent if the transfer or maintenance of Collateral at such location would reasonably be expected to have an adverse effect on the security interest of Agent in the Collateral. Upon Agent’s request, each Grantor will deliver to Agent, in form satisfactory to Agent, a schedule of real properties and Collateral locations relating to such Grantor’s operations, including, without limitation, (i) all real property such Grantor owns or is purchasing; (ii) all real property such Grantor is renting or leasing; (iii) all storage facilities such Grantor owns, rents, leases or uses; and (iv) all other properties where Collateral is or may be located.

c. Removal of the Collateral. Except in the ordinary course of such Grantor’s business, including the sales of inventory, no Grantor shall remove the Collateral from its existing location without Agent’s prior written consent. To the extent that the Collateral consists of motor vehicles or other titled property, no Grantor shall take or permit any action which would require application for certificates of title for the vehicles outside the state where such Grantor’s business is located, without Agent’s prior written consent. Each Grantor shall, whenever requested, advise Agent of the exact location of the Collateral.

d. Transactions Involving Collateral. Except as otherwise provided for in the Instruments, the BOA Loan Agreement and the Related Agreements, no Grantor shall sell, offer to sell or otherwise transfer or dispose of any Collateral. A sale in the ordinary course of a Grantor’s business does not include a transfer in partial or total satisfaction of debt or any bulk sale. No Grantor shall pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance or charge, other than the security interest provided for in this Security Agreement, without the prior written consent of Agent. This includes security interests even if junior in right to the security interests granted under this Security Agreement. Unless waived by Agent, all proceeds from any Collateral (for whatever reason) shall be held in trust for Agent and shall not be commingled with any other funds; provided, however, this requirement shall not constitute consent by Agent to any sale or other disposition. Upon receipt, each Grantor shall immediately deliver any such proceeds to Agent, for payment to Lenders on a ratable basis in accordance with each Lenders’ applicable share of the principal amount of all Instruments.

e. Repairs and Maintenance. Each Grantor agrees to keep and maintain, and to cause others to keep and maintain, substantially all of the Collateral in good order, repair and condition. Each Grantor further agrees to pay when due all claims for work done on, or services rendered or material furnished in connection with, the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral.

f. Inspection and Marking of Collateral. Agent and any Agent’s designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located. Agent shall have the right to mark or affix markings to any item of Collateral that evidence Agent’s security interest in such Collateral.

g. Taxes, Assessments and Liens. If the Collateral is subjected to a lien not permitted under the Instruments and not discharged within fifteen (15) days, Grantors shall deposit with Agent cash, a sufficient corporate surety bond or other security satisfactory to Agent in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys’ fees or other charges that could reasonably accrue in the discharge of the lien. In any contest, each Grantor shall defend itself and Agent shall satisfy any final adverse judgment before enforcement against the Collateral. Each Grantor shall name Agent as an additional obligee under any surety bond furnished in the contest proceedings.

h. Application of Insurance Proceeds. Promptly notify Agent of any loss or damage to the Collateral, whether or not such casualty or loss is covered by insurance. Agent may make proof of loss if any Grantor fails to do so within fifteen (15) days of the casualty. In the event that the loss or damage is to a substantial portion of the Collateral, all proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Agent as part of the Collateral and, if Agent consents, which consent shall not be unreasonably withheld, to repair or replacement of the damaged or destroyed Collateral, Agent shall, upon satisfactory proof of expenditure, pay or reimburse Agent from the proceeds for the reasonable cost of repair or restoration. If Agent does not consent to repair or replacement of the Collateral, Agent shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantors. Any proceeds which have not been applied to the repair or restoration of the Collateral within six (6) months after their receipt shall be used to prepay the Indebtedness.

i. Insurance Reserves. In the event that any Grantor fails to pay insurance premiums on insurance policies required to be maintained by such Grantor under the Instruments, Agent may require such Grantor to maintain with Agent reserves for payment of insurance premiums, which reserves shall be created by monthly payments from such Grantor of a sum estimated by Agent to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantors shall upon demand pay any deficiency to Agent. The reserve funds shall be held by Agent as a general deposit and shall constitute a non-interest-bearing account which Agent may satisfy by payment of the insurance premiums required to be paid by any Grantor as they become due. Agent does not hold the reserve funds in trust for Grantors, and Agent is not the agent of Grantors for payment of the insurance premiums required to be paid by any Grantor. The responsibility for the payment of premiums shall remain Grantors’ sole responsibility.

j. Financing Statements and Other Recordations. Each Grantor authorizes Agent to file UCC financing statements or continuation statements or amendments thereto or any other form, document or notice, or a copy of this Security Agreement, to perfect Agent’s security interest in any Collateral (including any financing statement that describes the Collateral as “all assets” or “all personal property” or words of similar effect). At Agent’s request, each Grantor additionally agrees to sign all other documents and take such further actions that are necessary or advisable to perfect, protect, and continue Agent’s security interest in the Collateral. Each Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Agent is required by law to pay such fees and costs. Each Grantor irrevocably appoints Agent as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor, to execute documents necessary to transfer title upon the occurrence of an Event of Default (as defined in the Instruments).

k. Commercial Tort Claims. If any Grantor shall at any time hold or acquire a commercial tort claim, such Grantor shall (i) promptly notify Agent in a writing signed by such Grantor of the particulars thereof and grant to Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance satisfactory to Agent and (ii) deliver to Agent an updated Schedule A.

l. Intellectual Property.

(1) Each Grantor agrees that it will not do any act or omit to do any act whereby any patent that is used in the conduct of such Grantor’s business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a patent with the relevant patent number as necessary to establish and preserve its rights under applicable patent laws.

(2) Each Grantor will, for each trademark used in the conduct of such Grantor’s business, (i) maintain such trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such trademark, (iii) display such trademark with notice of U.S. or non-U.S. registration to the extent necessary to establish and preserve its rights under applicable law, and (iv) not knowingly use or knowingly permit the use of such trademark in violation of any third party rights.

(3) Each Grantor will, for each work covered by a copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary to establish and preserve its rights under applicable copyright laws.

(4) In the event that any Grantor (i) files an application or registration for any intellectual property with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, either itself or through any agent, employee, licensee or designee or (ii) obtains rights to or develops any new intellectual property or any reissue, division, continuation, renewal, extension or continuation-in-part of any existing intellectual property, such Grantor shall give to Agent prompt notice thereof, and, execute and deliver any and all agreements, instruments, documents and papers as Agent may reasonably request to evidence Agent’s security interest in such intellectual property, and each Grantor hereby appoints Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

(5) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each application relating to the intellectual property of such Grantor (and to obtain the relevant grant or registration) and to maintain each issued patent and each registration of the trademarks and copyrights that is used in the conduct of such Grantor’s business as conducted or proposed to be conducted, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(6) In the event that any Grantor has reason to believe that any Collateral consisting of intellectual property used in the conduct of such Grantor’s business has been infringed, misappropriated or diluted by a third party, such Grantor shall promptly take such reasonable actions as are appropriate under the circumstances to protect such Collateral, which may include suing for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and promptly shall notify Agent of the initiation of any such suit.

m. Additional Assurances. Each Grantor shall make, execute and deliver to Agent such agreements, instruments, certificates and other documents as Agent may reasonably request to evidence and secure the Indebtedness, to perfect all security interests in the Collateral and to protect Agent’s interests in the Indebtedness and the Collateral.

7. Grantors’ Right to Possession and to Collect Accounts. Unless an Event of Default has occurred and is continuing hereunder, and except as otherwise provided below with respect to accounts, each Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with the

Instruments or this Security Agreement, provided that such Grantor’s right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Agent is required by law to perfect Agent’s security interest in such Collateral. Until otherwise notified by Agent, each Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Agent may exercise its rights to collect the accounts and proceeds of the Collateral and to notify account debtors and others obligated in respect of the Collateral to make payments or otherwise render performance directly to Agent pursuant to Section 9-607 of the UCC for application to the Indebtedness. If Agent at any time has possession of any Collateral, whether before or after an Event of Default, Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Agent takes such action for that purpose as any Grantor shall request or as Agent, in Agent’s sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by any Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Agent shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

8. Agent’s Expenditures. If any action or proceeding is commenced that would materially affect Agent’s interest in the Collateral or if any Grantor fails to comply with any provision of any Instrument or this Security Agreement, including but not limited to any Grantor’s failure to discharge or pay when due any amounts such Grantor is required to discharge or pay under any Instrument and this Security Agreement, Agent on such Grantor’s behalf may (but shall not be obligated to) take any action that Agent deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Agent for such purposes will then bear interest at the highest rate charged under any Instrument from the date incurred or paid by Agent to the date of repayment by any Grantor. All such expenses will become a part of the Indebtedness and, at Agent’s sole option and discretion, will (a) be payable on demand or (b) be added to the balance of the Instrument s and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy; or (ii) the remaining term of the Instruments. This Security Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Agent may be entitled upon an Event of Default.

9. Rights and Remedies upon Default. If any event of default (or similar term) has occurred or is continuing under any Instrument, Agent, on behalf of itself and the Lenders, shall have all the rights of a secured party under the UCC and New York law including, without limitation, any one or more of the following rights and remedies.

a. Accelerate Indebtedness. Agent may declare the entire Indebtedness, including any prepayment penalty that Grantors would be required to pay, immediately due and payable, without notice of any kind to Grantors.

b. Assemble Collateral. Agent may require any Grantor to deliver to Agent all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Agent may require any Grantor to assemble the Collateral and make it available to Agent at a place to be designated by Agent. Agent also shall have full power to enter upon the property of any Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Security Agreement at the time of repossession, each Grantor agrees Agent may take such other goods, provided that Agent makes reasonable efforts to return them to such Grantor after repossession.

c. Sell the Collateral. Agent shall have full power to sell, lease, transfer or otherwise deal with the Collateral or proceeds thereof in Agent’s own name or that of each Grantor. Agent may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Agent will give Grantors, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made. However, no notice need be provided to any person who, after Event of Default occurs, enters into and authenticates an agreement waiving that person’s right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Security Agreement and shall be payable on demand, with interest at the at the highest rate charged under any Instrument from date of expenditure until repaid.

d. Appoint Receiver. Agent shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Agent’s right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Indebtedness by a substantial amount. Employment by Agent shall not disqualify a person from serving as a receiver.

e. Collect Revenues, Apply Accounts. Agent, either itself or through a receiver, may collect the payments, rents, income and revenues from the Collateral for the benefit of itself and all Lenders. Agent may at any time in Agent’s discretion transfer any Collateral into Agent’s own name or that of Agent’s nominee and receive the payments, rents, income and revenues therefrom and hold the same as security for the Indebtedness, for the benefit of itself and all Lenders, or apply it to payment of the Indebtedness in such order of preference as Agent and Lenders may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action or similar property, Agent may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize on the Collateral, for the benefit of itself and all Lenders, as Agent may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Agent may, on behalf of and in the name of any Grantor, receive, open and dispose of mail addressed to such Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment or storage of any Collateral. To facilitate collection, Agent may notify account debtors and obligors on any Collateral to make payments directly to Agent, for the benefit of itself and all Lenders.

f. Obtain Deficiency. If Agent chooses to sell any or all of the Collateral, Agent may obtain a judgment against any Grantor for any deficiency remaining on the Indebtedness due to all Lenders after application of all amounts received from the exercise of the rights provided in this Security Agreement. Each Grantor shall be liable for a deficiency even if the transaction described in this subsection (f) is a sale of accounts or chattel paper.

g. Other Rights and Remedies. Agent and each Lender shall have all the rights and remedies of a secured creditor under the provisions of the UCC and other New York law, as may be amended from time to time. In addition, Agent and each Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

h. Election of Remedies. Except as may be prohibited by applicable law, all of Agent’s and each Lender’s rights and remedies, whether evidenced by this Security Agreement or the Instruments, shall be cumulative and may be exercised singularly or concurrently. Election by Agent or any Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of any Grantor under this Security Agreement, after such Grantor’s failure to perform, shall not affect Agent’s or any Lender’s right to declare a default and exercise its remedies.

10. Agency.

a. Appointment by Lenders. Each Lender (by acceptance of the benefits of this Security Agreement) hereby appoints Agent as the collateral agent for the Lenders with respect to the Collateral and this Security Agreement and authorizes Agent to hold the security interests in and Liens upon the Collateral in favor of Agent in Agent’s name for the benefit of the Lenders, subject to the provisions of this Security Agreement.

b. Authorization as to Subagents and Liens. The Lenders hereby authorize Agent to appoint Subagents (as defined below) to carry out the provisions of this Security Agreement. The Lenders agree that all Liens in Collateral securing any of the Indebtedness shall be administered by and through Agent and Agent’s Subagents in accordance with and subject to the provisions of this Security Agreement. If, as of the date hereof, or at any time in the future, any Lender at any time holds a Lien on Collateral in its own name which secures the repayment of the Indebtedness, it agrees to assign such Lien, without warranty or recourse, to Agent, to be held by Agent as the collateral agent for each of the Lenders.

c. General Authorization.

(1) Each of the Lenders hereby appoints and authorizes Agent to take such action as collateral agent on its behalf and to exercise such powers and discretion under this Security Agreement as are delegated to Agent by the terms hereof, together with such powers as are reasonably incidental thereto.

(2) Without limiting the foregoing, each of the Lenders hereby expressly authorizes Agent to execute and perform Agent’s obligations under this Security Agreement and each of the Instruments, and to exercise all rights, powers, and remedies that Agent may have hereunder or thereunder, or that may be incidental thereto.

(3) As to any matters within the scope of Agent’s agency and not expressly provided for by this Security Agreement, Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting with respect to any Collateral or with respect to the provisions of this Security Agreement relating to same (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Lenders and (except as otherwise expressly provided herein) such instructions shall be binding upon all of the Lenders, Agent, and their successors, assigns, and participants; provided, however, that Agent shall not be required to take any action that exposes Agent to personal liability or that is contrary to this Security Agreement or applicable law.

(4) Agent (or any applicable Subagent) agrees, in connection with any notice of sale or disposition of Collateral that is given by Agent (or such Subagent) pursuant to the UCC, concurrently to send to the Lenders a copy of such notice.

d. Subagents.

(1) To facilitate the taking of actions with respect to Collateral, or in pursuance of the terms of this Security Agreement, Agent may, from time to time, appoint one or more subagents (hereinafter, collectively, “Subagents”) with respect to all or a portion of the Collateral and/or with respect to certain matters pertaining to all or a portion of the Collateral. Any such Subagent, when acting within the scope of its subagency provided for herein, shall have the rights and powers of Agent, as are set forth in the document establishing such subagency, shall enjoy the full benefits and protections of all provisions hereof applicable to Agent, and shall be subject to and responsible for the obligations and duties of Agent hereunder insofar as they pertain to the rights being exercised by such Subagent.

(2) Any reference in this Security Agreement to a Subagent shall refer to a Subagent of Agent appointed pursuant to this section and acting within the scope of such subagency. Any reference in this Security Agreement to Agent, in the context of any provision relating to any Collateral or the exercise of rights or remedies with respect thereto, shall be deemed to refer also to any Subagent of Agent that is appointed hereunder with respect to such Collateral.

e. Dispositions. Subject to the terms of this Security Agreement, any disposition of Collateral by Agent or any Subagent acting within the scope of its subagency shall effect a disposition of all right, title, and interest of any Grantor in such Collateral free of any security interest or Lien of Agent or any Lender, with the rights of any such Person to attach to and continue in the proceeds of such disposition. No disposition of Collateral shall be made by Agent or any Subagent unless notice of disposition shall have been given by the Person making such disposition in compliance with this Security Agreement and all applicable provisions of law.

f. Agent’s Reliance. Without limiting any other provision hereof that is protective of Agent, except as otherwise specifically provided herein, Agent (and any Subagent) shall not be liable for any action taken or omitted to be taken by it under or in connection with this Security Agreement, except for its own gross negligence or willful misconduct. Without limiting the generality of the foregoing, Agent (and any Subagent): (a) may treat any Person believed by it to be the holder of any interest in any Collateral as the holder thereof until Agent (or such Subagent) receives and accepts a written notification from such Person or its representative, notifying Agent (or such Subagent) of the transfer or assignment of such interest to an assignee, which notice shall identify the name and address of such assignee; (b) may treat any Person believed by it to be the representative of a class of interests as the continuing representative of such class of interests until Agent (or such Subagent) receives and accepts a notification from such Person that a new representative has been designated for such class of interests, which notice shall identify the name and address of such new representative; (c) may consult with legal counsel, independent public accountants, and other advisors and experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, advisors, or experts; (d) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties, or representations made in or in connection with this Security Agreement; (e) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants, or conditions of this Security Agreement on the part of any Person party thereto or to inspect the Collateral or any asset (including the books and records) of any Grantor; (f) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Security Agreement or any other instrument or document furnished pursuant hereto or thereto, or any Collateral or the perfection of any Lien on the Collateral; and (g) shall incur no liability under or in respect of this Security Agreement or any Collateral by acting upon any notice, consent, certificate, or other instrument or writing (which may be sent by telefacsimile electronic mail) believed by it to be genuine and signed or sent by the proper Person. Neither Agent nor any Subagent affirmatively shall take any action to release or terminate any existing financing statement, mortgage or other registration or filing that relates to the perfection of any security interest or Lien on Collateral, other than (A) with the written consent of the Lenders or (B) in conformity with and as permitted by the provisions of this Security Agreement, including, without limitation, in connection with any sale, transfer or other disposition permitted by this Security Agreement. Neither Agent nor any Subagent affirmatively shall take any action to release any existing security interest or Lien on Collateral granted pursuant to this Security Agreement, other than (x) with the written consent of the Lenders or (y) in conformity with and as permitted by the provisions of this Security Agreement, including without limitation, in connection with any sale, transfer or other disposition permitted by this Security Agreement.

g. Non-Reliance by the Lenders. Each Lender hereby acknowledges that it has, independently of and without reliance upon Agent, any Subagent or any other Lender, and based upon such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into the transactions evidenced by the Instruments and this Security Agreement. Each Lender also acknowledges that it will, independently of and without reliance upon Agent, any Subagent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own independent credit decisions in taking or omitting to take action under or in connection with the Indebtedness. None of Agent or any Subagent shall be required to keep itself informed as to the performance or observance by the Grantors or any other Person of their obligations to any Lender, or to inspect the Collateral or the books and records of any Grantor, any of its Affiliates or any other Person.

Except for notices and other information expressly required to be furnished to the Lenders by Agent (or any Subagent) hereunder, Agent and its Subagents shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of the Grantors or their Affiliates or any other Person that may come into the possession of Agent or any Subagent. Agent (and its Subagents) shall not be a trustee for, and shall not have any fiduciary or quasi-fiduciary duty to any Lender and shall not be liable to any Lender except for gross negligence in the performance of, or willful breach of, its undertakings hereunder. The preceding sentence notwithstanding, for the limited purpose of holding and distributing or applying proceeds of Collateral or any other amounts received pursuant to the terms of this Security Agreement (“Collections”), Agent and any Subagent of Agent shall hold such Collections in trust for the benefit of all Lenders, in accordance with their rights and priorities provided for herein, and shall act for the benefit of the Lenders with respect to such Collections.

h. Defaults. Agent shall not be deemed to have knowledge of the occurrence of any Event of Default unless Agent has received notice from a Grantor or a Lender specifying the occurrence of such Event of Default and stating that such notice is a “Notice of Default”. Agent has no obligation to investigate whether any Event of Default exists under any Instrument and may rely on the notice of Event of Default furnished by a Grantor or a Lender to Agent as evidence of the existence of such Event of Default without the necessity of any further inquiry. Agent shall take such action pertaining to any given Collateral with respect to such Event of Default as shall be directed by the Lenders with respect to such Collateral, provided that, unless and until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem necessary in the exercise of its good faith business judgment to protect or preserve the Collateral.

i. Rights as a Senior Lender and the Senior Agent. With respect to any Indebtedness due it, if any, the Person defined herein to be Agent (and any successor Person acting as Agent and any Subagent), in its capacity as a Lender under the Instruments, shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not Agent (or a Subagent), and the term “Lenders” shall, unless otherwise expressly indicated, include such Person (and any successor Person acting as Agent and any Subagent) in its individual capacity. The Person defined herein to be Agent (and any successor acting as Agent and any Subagent), as if it were not Agent (or a Subagent), and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, act as trustee under indentures of and generally engage in any kind of banking, trust, or other business with any Grantor or any of such Person’s Affiliates and may accept fees and other consideration from any Grantor or any of such Person’s Affiliates for services rendered in connection with this Security Agreement or otherwise without having to account for the same to the other Lenders.

j. Indemnification of Agent by the Lenders. Each Lender hereby agrees (on a ratable basis in accordance with each Lenders’ applicable share of the principal amount of all Instruments) to indemnify and hold Agent (and its Subagents) harmless (to the extent not reimbursed on demand by the Grantors, except that no such prior demand on any Grantor need be made before enforcing the indemnity contained in this section if Agent or any Subagent is barred from making such prior demand, such as by the operation of the automatic stay of Chapter

11 of Title 11 of the United States Code, as in effect from time to time), from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs, disbursements, or expenses (including reasonable attorneys’ fees and expenses) of any kind or nature whatsoever which are imposed on, incurred by, or asserted against Agent (or any of its Subagents) in its capacity as such in any way relating to or arising out of this Security Agreement or as a result of any action taken or omitted to be taken by Agent (or any of its Subagents) pursuant to the provisions of this Security Agreement; provided, however, that no Lender shall be liable for any portion of any such losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs, disbursements, or expenses (including reasonable attorneys’ fees and expenses) resulting from the gross negligence or willful misconduct of Agent (or any of its Subagents). Without limiting the generality of the foregoing, each Lender authorizes Agent (or any of its Subagents) to deduct, recoup and offset from any Collections otherwise payable to such Lender and coming into the possession, custody or control of Agent (or any of its Subagents) any indemnified amount owing to Agent (and its Subagents), to the extent any Grantor would otherwise be obligated to pay such amount. Without limiting the generality of the foregoing, each Lender hereby agrees to reimburse Agent (and any of its Subagents) promptly following demand for any out-of-pocket expenses (including the reasonable fees and expenses of any attorneys, accountants, advisers, or experts retained or consulted by Agent (or any of its Subagents) in accordance with the provisions hereof) incurred by Agent (or any of its Subagents) in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings, or otherwise) of, or legal advice in respect of its rights or responsibilities under, this Security Agreement, to the extent that Agent (or any of its Subagents) is not reimbursed on demand for such amounts by the Grantors (except that no prior demand upon any Grantor need be made before enforcing the indemnity contained in this section if such demand would be barred, such as by the provisions of the automatic stay of Chapter 11 of Title 11 of the United States Code, as in effect from time to time). Each Lender’s obligations under this paragraph shall survive the termination of this Security Agreement and the discharge of the Grantors’ Indebtedness to the Lenders with respect to any indemnity claims then existing or thereafter arising that are based on transactions, events, or occurrences that transpired prior to such termination or discharge, provided, that no indemnitor under this paragraph shall be required to indemnify Agent (or any of its Subagents) for matters relating solely to transactions, events, or occurrences that transpired after such indemnitor had terminated its participation hereunder in accordance with the provisions hereof.

k. Failure to Act. Except for action expressly required of Agent or any Subagent hereunder, Agent and its Subagents shall in all cases be fully justified in falling or refusing to act hereunder unless they shall be indemnified to their reasonable satisfaction by one or more Lenders against any and all liability and expense which may be incurred by them by reason of taking or continuing to take any such action.

l. No Joint Venture. Nothing contained in this Security Agreement, and no action taken by any Lender, Agent or any Subagent, pursuant hereto or in connection herewith or pursuant to or in connection with the Instruments shall be deemed to constitute the Lenders, Agent or any Subagent, a partnership, association, joint venture, or other entity.

m. No Third Parties Benefited (Other Than The Lenders). Except for the Lenders, who are intended and third party beneficiaries of this Security Agreement, no Person not a party hereto (including, without limitation, the Grantors) shall be an intended or third party beneficiary hereof.

n. Resignation by or Removal of Agent. Agent may resign as Agent under this Security Agreement and the Instruments at any time by giving 30 days’ prior written notice thereof to the Lenders. Upon any such resignation, the Lenders shall appoint a successor Agent. Upon acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all of the obligations, rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall assign to the successor Agent, without warranty or recourse, all its rights hereunder and under the Instruments, including all rights with respect to Liens on or security interests in Collateral (including, without limitation, all rights with respect to inventory subject to any letter of credit and all rights with respect to demand deposit and other bank accounts under the dominion and control of Agent), and including all documentation necessary or appropriate to reflect such assignment of record in all appropriate filing offices and jurisdictions, and thereupon shall be discharged from its duties and obligations under this Security Agreement and the Instruments.

11. Governing Law. This Security Agreement shall be construed and interpreted in accordance with, and be governed by the internal laws of, the State of New York, without regard to principles of conflict of laws.

12. Intercreditor. THIS SECURITY AGREEMENT IS SUBJECT TO THE TERMS OF THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT BY ROBERT V. LAPENTA AND ASTON CAPITAL, LLC IN FAVOR OF BANK OF AMERICA, N.A., DATED NOVEMBER 21, 2018

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Wherefore, each Grantor, Agent and each Lender have caused this Security Agreement to be duly executed as of the date first above written.

GRANTORS:

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: Chief Financial Officer

LIGHTING INTEGRATION TECHNOLOGIES, LLC

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: President

TRI-STATE LED DE, LLC

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: President

VALUE LIGHTING, LLC

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: President

ALL AROUND LIGHTING, L.L.C.

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: President

ENERGY SOURCE, LLC

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: Secretary & Treasurer

REVOLUTION LIGHTING –
E-LIGHTING, INC.

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: President

SEESMART, LLC

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: President

TNT ENERGY, LLC

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: Sole Manager

VALUE LIGHTING OF HOUSTON, LLC

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: President of Sole Manager

BREAK ONE NINE, INC.

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: President

REVOLUTION LIGHTING TECHNOLOGIES – ENERGY SOURCE, INC.

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: Secretary & Treasurer

REVOLUTION LIGHTING TECHNOLOGIES – TNT ENERGY, LLC

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: Sole Manager

AGENT and LENDER

ASTON CAPITAL, LLC

By:	/s/ Robert V. LaPenta
Name: Robert V. LaPenta, Aston Capital
Title: Chairman, Chief Executive Officer and Founder

LENDERS

/s/ Robert LaPenta, Sr.
ROBERT LAPENTA, SR.

ASTON CAPITAL, LLC

By:	/s/ Robert V. LaPenta
Name: Robert V. LaPenta, Aston Capital
Title: Chairman, Chief Executive Officer and Founder

SCHEDULE A

COMMERCIAL TORT CLAIMS

NONE.